UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 3, 2006
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act      (17 CFR 240.14d-2(b))
[   ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act      (17 CFR 240.13e-4(c))

ITEM      8.01        Other Events.

On May 3, 2006, funds affiliated with Warburg Pincus LLC distributed 4,000,000 common shares of Arch Capital Group Ltd. to their limited and general partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.
Date: May 4, 2006	By	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President
Chief Financial Officer and Treasurer